                                                                Reg. No. 2-34223
                                                                     Rule 497(e)

-------------------------------------------------------------------------------
         ACORN FUND AND ACORN INTERNATIONAL ARE OPEN TO NEW INVESTORS.

Shares of Acorn Fund and Acorn International (each, a "Fund") are offered for sale through WAM Brokerage Services, L.L.C. ("Distributor") without any sales commission or charges to the Funds or to their shareholders. The Distributor is wholly-owned by the Funds' investment advisor, Wanger Asset Management, L.P. ("WAM"), and its general partner, Wanger Asset Management, Ltd. The Distributor's address is 227 West Monroe Street, Chicago, Illinois 60606. Page 32 of the Funds' prospectus outlines the addresses and telephone numbers you should use to contact the Funds or WAM. All distribution and promotional expenses relating to the Funds are paid by WAM, including paying or reimbursing any expenses incurred by the Distributor. Acorn reserves the right to close one or both of the Funds to new investors if additional cash flow is deemed detrimental to management of the Fund.

Supplement dated February 27, 1996 to the

Prospectus dated May 1, 1995 of Acorn Investment Trust
-------------------------------------------------------------------------------
prospectus 1995


Acorn Fund
Acorn International
No-Load Funds

Prospectus and Application
May 1, 1995

Managed by
Wanger Asset Management, L.P.

Dear Investor:


Thank you for your interest in the Acorn Funds. We hope you find our prospectus informative and helpful.

Wanger Asset Management has developed a reputation for finding small high-quality companies that rise substantially in value. We are pleased that our 25 year old Acorn Fund is considered one of the nation's best small-company growth funds, with over $2 billion in assets.

Acorn International has grown to nearly $1.4 billion in assets. We are proud of this toddler and are working hard to find interesting companies to buy here and overseas.

And remember, investing with us saves you money. Both Acorn Fund and Acorn International are 100% no-load. There are no sales charges, no 12b-1 fees, and no hidden expenses. We invest for the long-term (at least 3-5 years), so our turnover rate is low. This keeps our trading costs down and minimizes shareholders' taxes.

Providing quality service to our shareholders is very important to us. Starting with this simplified prospectus, we revamped all of our forms to make doing business with us even easier. Now, whether you need to change your account registration, change your IRA beneficiaries, or make another type of transaction, one of our customer service representatives can help. Simply call our toll-free number, 1-800-9-ACORN-9 (1-800-922-6769) during regular business hours for assistance.

We look forward to a long and mutually rewarding relationship with you.

Sincerely,


/s/ Ralph Wanger
Ralph Wanger
President


(Not part of the prospectus.)

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the funds invest and the services available to shareholders.

A Statement of Additional Information ("SAI") dated May 1, 1995 has been filed with the Securities and Exchange Commission, and is incorporated herein by ref-erence (is legally considered a part of this prospectus). The SAI is available free upon request by calling Acorn at 1-800-9-ACORN-9 (1-800-922-6769).

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-SION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTA-TION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ACORN FUND
ACORN INTERNATIONAL
NO-LOAD FUNDS

ACORN FUND and ACORN INTERNATIONAL invest for long-term capital growth. Each fund invests mostly in stocks of small and medium-size companies. Acorn Fund invests mostly in U.S. companies, but also has significant foreign investments. Acorn International invests in non-U.S. companies.


PROSPECTUS

MAY 1, 1995

ACORN INVESTMENT TRUST

227 West Monroe Street
Suite 3000
Chicago, Illinois 60606

ACORN FUND AND ACORN INTERNATIONAL

SUPPLEMENT DATED NOVEMBER 16, 1995
TO ACORN INVESTMENT TRUST PROSPECTUS DATED MAY 1, 1995

Acorn Fund and Acorn International (each, a "Fund") are now open to new investors. We initially closed the Funds because we did not have adequate resources to effectively manage the rapid cash inflows. Since then, we have substantially increased our staff and improved our systems. At a recent meeting, the Acorn Investment Trust Board of Trustees determined that Wanger Asset Management, L.P. (the advisor to the Funds) can responsibly manage additional assets from new investors. The Trustees therefore concluded that it is in the Funds' best interest to reopen both Acorn Fund and Acorn International.

Acorn Investment Trust reserves the right to close one or both of the Funds to new investors if additional cash flows are deemed detrimental to managing the Funds.

CONTENTS

THE FUNDS AT A GLANCE          4 GOAL, STRATEGY, AND WHO MAY
                                  WANT TO INVEST

EXPENSES AND PERFORMANCE       5 EXPENSES
                               6 FINANCIAL HISTORY
                               7 PERFORMANCE

YOUR ACCOUNT                   8 DOING BUSINESS WITH ACORN
                               8 ARE YOU ELIGIBLE TO INVEST?
                               9 CHOICES FOR YOUR ACCOUNT
                                  REGISTRATION
                              10 HOW TO BUY SHARES
                              12 HOW TO SELL SHARES

SHAREHOLDER AND ACCOUNT       15 STATEMENTS AND REPORTS
POLICIES
                              15 SHARE PRICE
                              17 ACCOUNT REGISTRATION
                              17 TELEPHONE TRANSACTIONS
                              18 EXCHANGE PLAN RESTRICTIONS

DIVIDENDS, CAPITAL GAINS,     20 DISTRIBUTION OPTIONS AND TAXES
AND TAXES

THE FUNDS IN DETAIL           22 ORGANIZATION
                              22 MANAGEMENT
                              23 EXPENSES
                              23 THE ACORN PHILOSOPHY
                              26 SECURITIES, INVESTMENT
                                  PRACTICES AND RISKS
HOW TO CONTACT US             32 OUR ADDRESSES AND PHONE NUMBERS

                                       3                              PROSPECTUS

THE FUNDS AT A GLANCE

GOAL
Acorn Fund and Acorn International invest for long-term growth of capital.

STRATEGY
Acorn Fund and Acorn International invest primarily in stocks of small and me-dium-size companies. The funds look for attractively-priced companies that Wanger Asset Management, investment adviser to the Funds, thinks will benefit from favorable long-term social, economic, or political trends. The areas of emphasis change from time to time. Acorn Fund invests mostly in U.S. companies, but also has significant foreign investments. Acorn International invests in non-U.S. companies.

MANAGEMENT
Wanger Asset Management (WAM) chooses investments for the funds. Ralph Wanger has managed both funds since they commenced opera-

--------------------------------------------------------------------------------
ARE YOU ELIGIBLE TO INVEST?

The funds are closed to new investors. The Acorn funds invest in small and medi-um-sized companies, so there are often limits on the amount we can (or want to) invest in a single company. Too much new money to invest could mean that we would have to buy so many stocks that the portfolios would become unwieldy. See page 8 to find out if you are eligible to invest.

--------------------------------------------------------------------------------
tions. WAM has a team of analysts and portfolio managers who concentrate on in-vestment themes, countries, economic sectors, industries, and companies.

WHO MAY WANT TO INVEST
Acorn Fund and Acorn International are designed for investors who want long-term growth of capital rather than income and who have the long-term investment outlook needed for investing in the stocks of small and medium-size companies in the U.S. and overseas.

The value of each fund's investments and the return it generates vary from day to day. Performance depends on WAM's skill in identifying the trends that are the basis for the funds' stock selections, and in picking individual stocks, as well as general market and economic conditions. When you sell your shares, they may be worth more or less than what you paid for them.

The stocks of smaller companies often involve more risk than the stocks of larger companies. Over time, stocks have shown greater growth potential than other types of securities. In the short term, however, stock prices may fluctu-ate widely in response to company, market or economic news. The funds do not pursue income, and are not by themselves a balanced investment plan.

See "Your Account" for how to buy and redeem shares.

PROSPECTUS                             4

EXPENSES AND PERFORMANCE
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of a fund.

TRANSACTION EXPENSES

Maximum sales charge on purchases and reinvested dividends................. NONE
Deferred sales charge on redemptions....................................... NONE
Exchange fee............................................................... NONE
Wire transaction fee....................................................... NONE

ANNUAL FUND OPERATING EXPENSES. Each fund pays its own operating expenses including the management fee to WAM. Expenses are factored into a fund's price or dividends, are subtracted from the share price daily, and are not charged directly to shareholder accounts.

The following are projections based on historical expenses, and are calculated as a percentage of average net assets.

ACORN FUND

Management fee............................................................. .48%
12b-1 fee.................................................................. NONE
Other expenses............................................................. .14%
                                                                            ----
Total fund operating expenses.............................................. .62%

ACORN INTERNATIONAL

Management fee............................................................  .85%
12b-1 fee.................................................................  NONE
Other expenses............................................................  .39%
                                                                           -----
Total fund operating expenses............................................. 1.24%


--------------------------------------------------------------------------------
UNDERSTANDING EXPENSES

Operating a mutual fund involves a variety of expenses for portfolio management, shareholder statements, tax reporting, and other services. These costs are paid from the fund's assets; any quoted share price or return is after expenses.

--------------------------------------------------------------------------------

EXAMPLE: Let's say, hypothetically, that each fund's annual return is 5% and that its operating expenses are exactly as shown in the column to the left. For every $1,000 you invested, here's how much you would have paid in total ex-penses if you closed your account after the number of years indicated:

ACORN FUND

After 1 year............................................................... $  6
After 3 years.............................................................. $ 20
After 5 years.............................................................. $ 35
After 10 years............................................................. $ 77

ACORN INTERNATIONAL

After 1 year............................................................... $ 13
After 3 years.............................................................. $ 39
After 5 years.............................................................. $ 68
After 10 years............................................................. $150

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.

                                       5                              PROSPECTUS

FINANCIAL HISTORY

ACORN FUND

 Fiscal periods ended December 31                         1994    1993    1992
-------------------------------------------------------------------------------
 Net asset value, beginning of year...................  $13.95  $11.06  $ 9.32
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................     .06     .04     .07
 Net realized & unrealized gains or (losses) on
  securities..........................................   (1.10)   3.50    2.16
-------------------------------------------------------------------------------
  Total from investment operations....................   (1.04)   3.54    2.23
 LESS DISTRIBUTIONS
 Dividends (from net investment income)...............    (.11)   (.06)   (.08)
 Distributions (from capital gains reportable for
  income tax purposes)................................    (.56)   (.59)   (.41)
-------------------------------------------------------------------------------
  Total distributions.................................    (.67)   (.65)   (.49)
-------------------------------------------------------------------------------
 Net asset value, end of year.........................  $12.24  $13.95  $11.06
-------------------------------------------------------------------------------
 Total return.........................................     -7%     32%     24%
 RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net assets..............    .62%    .65%    .67%
 Ratio of net investment income to average net assets.    .55%    .30%    .72%
 Portfolio turnover rate..............................     18%     20%     25%
 Net assets, end of year (in millions)................  $1,983  $2,035  $1,449

ACORN INTERNATIONAL

 Fiscal periods ended December 31                         1994    1993   1992+
-------------------------------------------------------------------------------
 Net asset value, beginning of period................   $15.94  $10.69 $10.00
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)........................      .07     .00   (.03)
 Net realized & unrealized gains or (losses) on
  securities.........................................     (.67)   5.25    .72
-------------------------------------------------------------------------------
  Total from investment operations...................     (.60)   5.25    .69
 LESS DISTRIBUTIONS
 Dividends (from net investment income)..............     (.00)    .00    .00
 Distributions (from capital gains reportable for
  income tax purposes)...............................     (.10)    .00    .00
-------------------------------------------------------------------------------
  Total distributions................................     (.10)    .00    .00
-------------------------------------------------------------------------------
 Net asset value, end of period......................   $15.24  $15.94 $10.69
-------------------------------------------------------------------------------
 Total return........................................    -3.8%   49.1%   6.9%
 RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net assets.............     1.2%   1.21%   2.4%*
 Ratio of net investment income to average net
  assets.............................................      .5%    0.1%  (1.4%)*
 Portfolio turnover rate.............................      20%     19%    20%
 Net assets, end of period (in millions).............   $1,363  $  907    $30

*Annualized   +From 9/23/92 (commencement of operations) to 12/31/92

   ------------------------------------------------------------------

This information has been audited by Ernst & Young LLP, independent auditors. Their unqualified report is included in each fund's Annual Report. The Annual Reports are incorporated by reference into and are legally a part of the SAI.

PROSPECTUS                             6

  1991       1990           1989           1988           1987           1986           1985
---------------------------------------------------------------------------------------------
$ 6.51      $8.58          $7.27          $6.48          $7.45          $7.56          $6.18
   .11        .12            .13            .12            .14            .13            .12
  2.95      (1.62)          1.65           1.47            .12           1.07           1.73
---------------------------------------------------------------------------------------------
  3.06      (1.50)          1.78           1.59            .26           1.20           1.85
  (.10)      (.13)          (.11)          (.16)          (.15)          (.10)          (.10)
  (.15)      (.44)          (.36)          (.64)         (1.08)         (1.21)          (.37)
---------------------------------------------------------------------------------------------
  (.25)      (.57)          (.47)          (.80)         (1.23)         (1.31)          (.47)
---------------------------------------------------------------------------------------------
$ 9.32      $6.51          $8.58          $7.27          $6.48          $7.45          $7.56
---------------------------------------------------------------------------------------------
   47%      (18%)            25%            25%             4%            17%            32%
  .72%       .82%           .73%           .80%           .82%           .79%           .78%
 1.30%      1.60%          1.59%          1.52%          1.85%          1.71%          1.73%
   25%        36%            26%            36%            52%            34%            32%
$1,150      $ 767          $ 855          $ 563          $ 418          $ 415          $ 317


PERFORMANCE
Mutual fund performance is commonly measured as total return.
Total return is the change in value of an investment in a fund over a given pe-riod, assuming reinvestment of any dividends and capital gains. TOTAL RETURN reflects actual performance over a stated period of time. AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.



Total returns are based on past results and are not a prediction of future performance. They do not include the effect of income taxes.

The funds sometimes show their performance compared to stock indexes (described in the statement of additional information), or give their ratings or rankings determined by an unrelated organization.

Information about the performance of the funds is contained in each fund's an-nual report which may be obtained free of charge by calling Acorn at 1-800-9-ACORN-9 (1-800-922-6769).
                                       7                              PROSPECTUS

YOUR ACCOUNT
DOING BUSINESS WITH ACORN
Acorn provides customers with service Monday through Friday, except holidays, from 8:00 a.m. to 4:30 p.m.
Chicago (central) time.

To reach Acorn, call:

 . For help in setting up your account, prices, literature, or fund informa-
  tion--1-800-9-ACORN-9 (1-800-922-6769) (from outside the U.S.: 1-312-634-
  9240)

 . For existing IRAs--call our transfer agent at 1-800-962-1585

 . To add to your existing account, to redeem shares, or to exchange shares by phone--call our transfer agent by 3:00 p.m. Chicago (central) time at 1-800-962-1585 (outside the U.S.: 1-617-774-5000 ext. 6457)

-------------------------------------------------------------------------------
ACORN FACTS

 . Assets in Acorn mutual funds: over $3 billion

 . Number of shareholder accounts: more than 150,000

 . Number of portfolio managers and analysts working for the funds: 10

-------------------------------------------------------------------------------

ARE YOU ELIGIBLE TO INVEST?
Acorn Fund and Acorn International closed to new investors because we believe that uncontrolled growth might hurt investment performance. As a shareholder, you may still add to your existing Acorn account. You may open a new account if--

 . you are already a shareholder (in your own name or as beneficial owner of shares held in someone else's name) in Acorn Fund or Acorn International;

 . you are using the exchange plan to move your investment among Acorn Fund, Acorn International, or the money funds;

 . your business or other organization is already a shareholder of Acorn Fund or Acorn International and you are opening an account for an employee bene-fit plan sponsored by that organization or an affiliated organization;

 . you are transferring or doing a "rollover" into an Acorn IRA from an em-ployee benefit plan through which you held shares of Acorn Fund or Acorn In-ternational (if your plan doesn't qualify for rollovers you may still open a new account with all or part of the proceeds of a distribution from the plan); or

 . you are an Acorn trustee or officer, or a partner or employee of WAM, or a member of the immediate family of any of those people, or you are a client of WAM.

You may continue to reinvest your dividends and distributions from the funds. An employee benefit plan which is a fund shareholder may continue to buy shares in the ordinary course of the plan's opera-tions, even for new plan participants.

Call us at 1-800-9-ACORN-9 (1-800-922-6769) if you have questions about your eligibility to invest.
PROSPECTUS                             8

CHOICES FOR YOUR ACCOUNT REGISTRATION

INDIVIDUAL OR JOINT OWNERSHIP
For your general investment needs

Individual accounts are owned by one person. Joint accounts can have two or more owners.

--------------------------------------------------------------------------------
GIFT OR TRANSFER TO A MINOR (UGMA, UTMA)
To invest for a minor's education or other future needs

These custodial accounts provide a way to give money to a minor. The account application must include the minor's social security number.

--------------------------------------------------------------------------------
TRUST OR ESTABLISHED EMPLOYEE BENEFIT OR PROFIT-SHARING PLAN
For money being invested by a trust, employee benefit plan, or profit-sharing plan

The trust or plan must be established before an account can be opened.

--------------------------------------------------------------------------------
CORPORATION OR OTHER ENTITY
For investment needs of corporations, associations, partnerships, institutions, or other groups

You will need to send a certified corporate resolution with your application.

--------------------------------------------------------------------------------
RETIREMENT
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. Contributions to these accounts may be tax deduct-ible. IRAs require a special application (call 1 800 9-ACORN-9); lower minimum investments apply.
 . ACORN INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and un-
  der 70 1/2 with earned income to save up to $2,000 per tax year. If your spouse has (or elects to be treated as having) earned income of less than
  $250 your spouse may invest in a "Spousal IRA." Each account is subject to the $2,000 maximum; the maximum for your combined accounts is $2,250.
 . ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
 . SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) allow small business owners or those with self-employment income to make tax-deductible contributions of up to $30,000 per year for themselves and any eligible employees.
 . OTHER RETIREMENT PLANS--The funds may be used as investments in other kinds of retirement plans, including Keogh or corporate profit sharing and money purchase plans, 403(b) plans, and 401(k) plans. All of these accounts need to be established by the trustee of the plan. Acorn does not offer prototypes of these plans.
                                       9                              PROSPECTUS

HOW TO BUY SHARES
YOU CAN OPEN A NEW ACCOUNT BY:

 . mailing in an application with a check or money order for $1,000 or more, or

 . using the exchange plan to move $1,000 or more from an account with Acorn
  Fund, Acorn International, or one of the money funds into an identically reg-istered account in Acorn Fund or Acorn International.

AFTER YOUR ACCOUNT IS OPEN, YOU MAY ADD TO IT BY:

 . wiring money from your bank;

 . moving money from your bank account by telephone if you participate in the telephone purchase plan;

 . using the telephone exchange plan to move your investment from one fund to the other, or from one of the money funds; or

 . mailing a check or money order with the stub from one of your account state-ments, or a letter.

You must make your telephone purchases or exchanges from Acorn or Acorn Inter-national by 3:00 p.m. Chicago (central) time.

See "Shareholder and Account Policies" for more information about the exchange plan.

IF YOU ARE INVESTING THROUGH AN ACORN IRA for the first time you will need a special application. Call 1-800-9-ACORN-9 (1-800-922-6769) or complete and re-turn the enclosed card for information and an application for an Acorn IRA. For both initial and subsequent IRA investments, please indicate the year for which the investment is being made.

Acorn Fund and Acorn International are NO-LOAD FUNDS, which means you pay no sales commissions of any kind. The price you pay for shares is the net asset value ("NAV") next calculated after your investment is received and accepted. An order is considered received when the application (for a new account) or in-formation identifying the account and the money are received. See "Shareholder and Account Policies" for more information about share price.

MINIMUM INVESTMENTS

To open an account    $1,000
To open an IRA        $  200
To add to an account  $  100
Minimum balance       $1,000

If you sign up for the Automatic Investment Plan and later wish to change the amount or frequency of your automatic investments, or stop future investments, you may do so by simply calling us at 1-800-962-1585 at least one week prior to your next scheduled investment date.

                                                          (continued on page 12)
PROSPECTUS                             10

HOW TO BUY SHARES

PHONE 1-800-962-1585

                                                                            LOGO
--------------------------------------------------------------------------------
TO OPEN AN ACCOUNT:                  TO ADD TO AN ACCOUNT:
 . Exchange between funds or from     . Exchange between accounts with the same
  a money fund account (only if        registration, including name, address,
  you had invested in the money        and taxpayer ID number.
  fund by exchanging from Acorn
  Fund or Acorn International)       . Use the telephone purchase plan to
  with the same registration,          transfer $100 to $50,000 from your bank
  including name, address, and         account. Call first to verify that this
  taxpayer ID number.                  service is in place on your account.
                                       (This service is not available for
                                       IRAs.)
You must make your telephone purchases or exchanges from Acorn or Acorn International by 3:00 p.m. Chicago (central) time.
--------------------------------------------------------------------------------
MAIL

                                                                            LOGO
--------------------------------------------------------------------------------
TO OPEN AN ACCOUNT:                  TO ADD TO AN ACCOUNT:
 . Complete and sign the applica-     . Make your check payable to "Acorn Fund"
  tion. Make your check payable        or "Acorn International." Put your fund
  to "Acorn Fund" or "Acorn In-        account number on your check. Use the
  ternational."                        return envelope that comes with your
                                       statements, or mail to the address on
                                       your statement.
  Mail to the address on the application,
  or for overnight delivery:
  Boston Financial Data Services
  Attn: Acorn Funds
  2 Heritage Drive
  N. Quincy, MA 02171
--------------------------------------------------------------------------------
WIRE

                                                                            LOGO
--------------------------------------------------------------------------------
TO OPEN AN ACCOUNT:                   TO ADD TO AN ACCOUNT:
 . You may not open a new account     . Wire to:
  by wire.                             State Street Bank and Trust Co.
                                       Attn: Mutual Funds Boston, MA 02110
                                         Routing #0110-0002-8 Deposit DDA
                                         9902-990-2
                                       Specify the name of the fund and the
                                       name and the number on your account
--------------------------------------------------------------------------------
AUTOMATICALLY

                                                                            LOGO
--------------------------------------------------------------------------------
TO OPEN AN ACCOUNT:                  TO ADD TO AN ACCOUNT:
 . You may not open a new account     . Sign up on the purchase application for
  automatically.                       monthly or quarterly transfers of $100
                                       to $50,000 from your bank account, or
                                       call 1-800-9-ACORN-9 (1-800-922-6769)
                                       for an Account Services form. If you
                                       already have this service, you can eas-
                                       ily change the frequency or amount of
                                       your automatic investments over the
                                       phone by calling 1-800-962-1585.

--------------------------------------------------------------------------------
TDD--Service for the deaf and hearing-impaired: 1-800-306-4567

                                       11                             PROSPECTUS

HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV (share price) calculated after your order is received and accepted. See "Shareholder and Account Policies" for more information about share price.

To sell shares in a regular (non-IRA) account, you may use any of the methods described here. To sell shares in an Acorn IRA, your request must be made in writing, except for exchanges between funds or to one of the money funds, which can be requested before 3:00 p.m. Chicago (central) time by phone or in writ-ing. If you need an IRA Withdrawal Request form, call us at 1-800-9-ACORN-9 (1-800-922-6769).

THE TELEPHONE REDEMPTION PLAN lets you redeem $100 to $50,000 per day by phone. You must make your telephone redemptions by 3:00 p.m. Chicago (central) time. You automatically have the telephone redemption plan unless you decline it on your application. If you have changed the address on your account by telephone within 60 days of the telephone redemption request, this service is not avail-able. You must designate an account on your purchase application, or in writing with a signature guarantee, to have proceeds of redemption wired to your bank account.


THE SYSTEMATIC WITHDRAWAL PLAN lets you set up automatic monthly or quarterly redemptions from your account in specified dollar amounts if you have a $25,000 minimum Acorn account balance. Call 1-800-9-ACORN-9 (1-800-922-6769) for a Do-ing Business with Acorn form.

SELLING SHARES IN WRITING
Write a "letter of instruction" with:

 . your name,

 . the fund's name,

 . your fund account number,

 . the dollar amount or number of shares to be redeemed,

 . the stock certificates representing your shares to be redeemed, if you hold certificates for your shares, and

 . any other applicable requirements listed in the table on the next page.

Mail your letter to:
 State Street Bank and Trust Co.
 Attn: Acorn Funds
 P.O. Box 8502
 Boston, MA 02266-8502

If you are using overnight mail:
 Boston Financial Data Service
 Attn: Acorn Funds
 2 Heritage Drive
 N. Quincy, MA 02171

Do not sign your stock certificates. Send them by registered or certified mail so that you may receive confirmation of delivery.
                                                            continued on page 14
PROSPECTUS                             12

HOW TO SELL SHARES


PHONE 1-800-962-1585
                                                                            LOGO
--------------------------------------------------------------------------------
All accounts except       . To verify that the telephone redemption plan is in
IRAs                        place, call 1-800-9-ACORN-9 (1-800-922-6769). You
                            automatically have this feature on your account.
                          . Maximum--$50,000; minimum--$100
All account types         . To exchange between identically registered
                            accounts.
You must make your telephone redemptions by 3:00 p.m. Chicago (central) time.
--------------------------------------------------------------------------------

MAIL
                                                                            LOGO
--------------------------------------------------------------------------------
Individuals, Joint Owners, . The letter of instruction must be signed by all
Sole Proprietorships,        persons required to sign for transactions
UGMA, UTMA                   (usually, all owners of the account), exactly as
IRAs                         their names appear on the account.
                           . The account owner should complete an IRA
                             Withdrawal Request form.
                             Call 1-800-9-ACORN-9 (1-800-922-6769) to request
                            one.
Trust                     . The trustee must sign the letter indicating
                            capacity as trustee. If the account registration
                            does not include the trustee's name, provide a
                            copy of the trust document certified within the
                            last 60 days.
Business or               . The person or persons authorized by corporate
Organization                resolution to act on the account must sign, in
                            that person's official capacity, the redemption
                            request on the corporation's stationery.
                          . Include a corporate resolution certified within 60
                            days if the amount to be redeemed exceeds $50,000.
Executor,                 . Call 1-800-9-ACORN-9 (1-800-922-6769) for
Administrator,              instructions.
Conservator, Guardian

--------------------------------------------------------------------------------

WIRE
                                                                            LOGO
--------------------------------------------------------------------------------
All account types         . You must sign up for payment of redemptions by
except IRAs                 wire before using this feature. Call to verify
                            that this service is in place--1-800-9-ACORN-9
                            (1-800-922-6769).
                          . Minimum wire: $1,000; maximum: $50,000.
You must make your telephone redemptions by 3:00 p.m. Chicago (central) time.

--------------------------------------------------------------------------------

AUTOMATICALLY
                                                                            LOGO
--------------------------------------------------------------------------------
All account types         . Call 1-800-962-1585 to set up monthly or quarterly
                            automatic exchanges of $100 to $50,000 between identically registered accounts.

--------------------------------------------------------------------------------

TDD--Service for the deaf and hearing-impaired: 1-800-306-4567
NOTE: Some redemptions require signature guarantees. See page 14.

                                       13                             PROSPECTUS

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE, designed to protect you and Acorn from fraud. Your request must be made in writing and include a signa-ture guarantee if any of the following situations applies:

 . you wish to redeem more than $50,000 worth of shares;

 . your account registration has been changed within the last 60 days and the signature on your letter of instruction was not guaranteed;

 . the check is being mailed to an address different from the one on your ac-count (record address);

 . the check is being made payable to someone other than the account owner; or

 . you are instructing us to wire the proceeds to a bank or brokerage account and have not signed up for the telephone redemption by wire plan.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or associa-tion, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

The price at which your shares will be redeemed is determined by the time of day our transfer agent receives your redemption request. The price per share is always the next net asset value (NAV) per share calculated after your redemp-tion request, including any required signature guarantee or supporting docu-ments, is received. The funds calculate NAV as of Closing Time on each day the New York Stock Exchange (NYSE) is open for trading. Closing Time is the close of regular session trading on the NYSE, which is usually 3:00 p.m. Chicago (central) time but is sometimes earlier.

To get today's price--

 . Use the telephone redemption plan to call your redemption request in before Closing Time (note that the Closing Time to exchange out of the money funds is 11:00 a.m. Chicago (central) time).

 . Have your written redemption request, with a signature guarantee if required and any supporting documents, delivered to our
 transfer agent before Closing Time.
                                       14
PROSPECTUS

SHAREHOLDER AND ACCOUNT POLICIES

STATEMENTS AND REPORTS that Acorn sends to you include:

 . Confirmation statements (after every transaction in your account or change in your account registration)

 . Account statements (quarterly)

 . Reports to shareholders (quarterly)

If you would like us to send duplicate statements to someone, simply call us at 1-800-962-1585, and we can take your request over the phone.

If you need copies of your historical account information, please call 1-800-962-1585. There is a small charge for historical account information for prior years.

SHARE PRICE
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. THE OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are the fund's net asset value ("NAV") calculated at the next Closing Time after receipt of your order. Closing Time is the time of the close of regular session trading on The New York Stock Exchange, which is usu-ally 3:00 p.m. Chicago (central) time but is sometimes earlier.

A FUND'S NAV is the value of a single share. The NAV is computed by adding up the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each fund's portfolio securities and assets are valued primarily on the basis of market quotations from the primary market in which they are traded or, if quotations are not readily available, by a method that the board of trustees believes accurately reflects a fair value. Values of foreign securities are translated from the local currency into U.S. dollars using current exchange rates.

Your purchase or redemption of fund shares will be priced at the next NAV cal-culated after your investment (including the application, if for a new account, and the money) or redemption request is received and accepted. An order re-ceived before Closing Time will get that day's price. No telephone orders will be accepted after Closing Time.

PURCHASES
 . All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

 . Acorn does not accept cash or credit cards.

 . If your check or telephone purchase order does not clear, your purchase will be cancelled and you will be liable for any losses or fees the fund or its transfer agent incurs.

                                       15                             PROSPECTUS

 . Your Automatic Investment Plan and Telephone Purchase Plan may be immediately terminated in the event that any item is unpaid by your financial institu-tion.

 . When you make a purchase by telephone, the money is ordinarily drawn from your bank account the day AFTER you call and the Acorn shares purchased are at the NAV calculated after the money is transferred.

EACH FUND RESERVES THE RIGHT TO reject any specific purchase order, including certain purchases through the exchange plan. See "Exchange Plan Restrictions." Purchase orders may be refused if, in WAM's opinion, they are of a size that would disrupt management of the fund.

CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with Acorn may enter confirmed purchase orders or redemption requests on behalf of customers on an expedited basis, including orders by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. These institutions may impose charges for their services, and those charges could constitute a significant portion of a smaller account. Certain privileges available to record holders of shares of either fund, including the telephone exchange privilege, may not be available through brokers and financial institutions.


REDEMPTIONS
 . Normally, redemption proceeds will be mailed within seven business days after State Street Bank receives a request for redemption.

 . A fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase made by check, by the Automatic Investment Plan, or by the Telephone Purchase Plan, which can take up to fif-teen days.

 . If you elected to participate in the Telephone Redemption by Wire plan, Acorn will send payment for your redemption to your bank account by wire transfer. Your bank may impose a fee for the incoming wire. Payment by wire is usually credited to your bank account on the next business day after your call.

 . Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is re-stricted, or as permitted by the SEC.

 . There is ordinarily a 2% redemption fee on shares redeemed within 60 days of purchase (except by IRAs and retirement plans), but that fee will not be im-posed while the funds are closed.

PROSPECTUS                             16

IF THE VALUE OF YOUR ACCOUNT FALLS BELOW $1,000, Acorn reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV calculated on the day your account is closed.

If checks representing (1) redemption proceeds, (2) withdrawals under a system-atic withdrawal plan, or (3) dividend and capital gains distributions are re-turned "undeliverable" or remain uncashed for six months, the checks shall be cancelled and the proceeds will be reinvested in the fund issuing the check at the per share net asset value on the date of cancellation. In addition, after such six-month period, (1) your systematic withdrawal plan will automatically be cancelled and future withdrawals will occur only when requested, or (2) your cash election will automatically be changed and future dividends and distribu-tions will be reinvested in your fund at the per share net asset value deter-mined on the date of payment of such distributions.

ACCOUNT REGISTRATION
ADDRESS CHANGES for your account may be made by calling 1-800-962-1585. Acorn will send a written confirmation of the change to both your old and new addresses. No telephone redemptions may be made for 60 days after a change of address by phone. During those 60 days, a signature guarantee will be required for any written redemption request unless your change of address was made in writing with a signature guarantee.

NAME CHANGE. If your name has changed (by marriage or divorce, for example), write us a letter giving your account number(s) and old and new names. Sign the letter in both the old and new names and have your signature guaranteed.

OTHER ACCOUNT REGISTRATION CHANGES usually must be done in writing. Call us at 1-800-9-ACORN-9 (1-800-922-6769) for information on changing your account reg-istration.

TELEPHONE TRANSACTIONS
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Acorn will not be responsible for any losses resulting from unauthorized transactions if it follows reason-able procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information, and sending written confirmation of telephone transactions.

You should verify the accuracy of telephone transactions immediately upon re-ceipt of your confirmation statement. If you do not want to be able to initiate transactions by telephone, decline these privileges on your account application or call Acorn for instructions at 1-800-962-1585.

                                       17                             PROSPECTUS

IF YOU ARE UNABLE TO REACH ACORN BY PHONE (for example, during periods of unu-sual market activity), consider placing your order by mail.

TELEPHONE EXCHANGE PLAN. Acorn's telephone exchange plan permits you to ex-change your investment between Acorn Fund and Acorn International, into one of the money market mutual funds participating in the plan (money funds) upon tel-ephone instructions, or from one of the money funds in which you had invested by exchanging from Acorn Fund or Acorn International. The MONEY FUNDS are:
Short Term Income Fund, Money Market Portfolio; Short Term Income Fund, U.S. Government Portfolio; Daily Tax Free Income Fund; California Daily Tax Free In-come Fund; Connecticut Daily Tax Free Income Fund; Florida Daily Tax Free In-come Fund; Michigan Daily Tax Free Income Fund; New Jersey Daily Municipal In-come Fund; New York Daily Tax Free Income Fund; North Carolina Daily Municipal Income Fund; and Pennsylvania Daily Municipal Income Fund.

Each of the money funds is a no-load fund managed by Reich & Tang Asset Manage-ment L.P. and offers check-writing privileges (for accounts other than IRAs) in addition to the exchange plan. Only Short Term Income Fund, Money Market Port-folio is available for IRA accounts.

THE PRICE AT WHICH SHARES ARE EXCHANGED is determined by the time of day we re-ceive your request. TO GET TODAY'S PRICE:

 . For an IRA account, call us at 1-800-962-1585 before Closing Time.

 . If you are exchanging between Acorn Fund and Acorn International, or from Acorn Fund or Acorn International into one of the money funds, call us at 1-800-962-1585 before Closing Time.

 . If you are exchanging from one of the money funds to Acorn Fund or Acorn In-ternational, CALL REICH & TANG AT 1-800-221-3079 BEFORE 11:00 A.M. CHICAGO TIME.

Because of the time needed to transfer money between the funds and the money funds, you may not exchange into and out of a money fund on the same or succes-sive days; there must be at least one day between exchanges.

EXCHANGE PLAN RESTRICTIONS
 . Because the funds are closed to new investors, you may not use the exchange plan to purchase shares of Acorn Fund or Acorn International from a money fund account unless that account was first opened by exchange from Acorn Fund or Acorn International.

PROSPECTUS                             18

 . The fund you are exchanging into must be registered for sale in your state.

 . You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

 . If you are opening a new account by exchange, your exchange must be at least
  $1,000 or $200 for an IRA account.

 . Before exchanging into a fund, you should read its prospectus.

 . Exchanges may have tax consequences for you.

 . The exchange plan is not available for shares of either fund for which you have been issued certificates. (If you want to exchange shares between funds, call 1-800-962-1585 to get instructions for returning your certificates.)

 . If your account is subject to backup withholding, you may not use the ex-change plan.

 . Because excessive trading can hurt fund performance and shareholders, the funds reserve the right to temporarily or permanently terminate the exchange privilege of any investor who makes excessive use of the exchange plan. The funds may limit the number of exchanges per calendar year.

 . The funds also reserve the right to refuse exchange purchases by any person or group if Acorn believes the purchase will be harmful to existing share-holders.

 . Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of that fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.

The funds reserve the right to terminate or modify the exchange plan at any time, but will try to give you prior notice whenever they are reasonably able to do so.
                                       19                             PROSPECTUS

DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends are paid in July and December, and capital gains are distributed in December.

DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If you later want to change your distribution option, call us at 1-800-962-1585. The funds offer three options:

 . REINVESTMENT OPTION. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not in-dicate a choice on your application, you will be assigned this option.

 . INCOME-ONLY OPTION. Your capital gain distributions will be automatically re-invested, but you will be sent a check for each dividend.

 . CASH OPTION. You will be sent a check for each dividend and capital gain dis-tribution.

FOR IRA ACCOUNTS, all distributions are automatically reinvested because pay-ment of distributions in cash would be a taxable distribution from your IRA, and might be subject to income tax penalties if you are under 59 1/2 years old. After you are 59 1/2, you may request payment of distributions in cash.

When you reinvest, the reinvestment price is the fund's NAV at the close of business on the reinvestment date. The mailing of distribution checks will usu-ally begin on the payment date, which is usually one week after the ex-dividend date.

TAXES
As with any investment, you should consider how your investment in a fund will be taxed. If your account is a tax-deferred account, for example, an IRA or an employee benefit plan account, the following tax discussion does not apply. If your account is not a tax-deferred account, however, you should be aware of the following tax rules:

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you re-side.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, each fund's income and short-term capital gain dis-tributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, Acorn will send you and the IRS a state-
PROSPECTUS                             20
ment, called a Form 1099, showing the amount of each taxable distribution you received in the previous year.

TAXES ON TRANSACTIONS. Your redemptions--including exchanges between funds or into a money fund--are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of either fund, Acorn will send you a confirmation statement showing how many shares you sold and at what price. You will also re-ceive a year-end statement every January. It is up to you or your tax preparer to determine whether any given sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

FOREIGN INCOME TAXES
Investment income received by either fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a fund pays nonrefundable taxes to foreign governments during the year, the taxes will re-duce that fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by Acorn International (but not by Acorn Fund because not enough of Acorn Fund's assets are invested in foreign securi-ties for Acorn Fund to be able to pass through the foreign tax credit). Acorn International will send you this information as part of your annual Form 1099.

WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require Acorn to withhold 31% of your taxable distributions and redemptions.

--------------------------------------------------------------------------------
UNDERSTANDING DISTRIBUTIONS

As a fund shareholder, you are entitled to your share of a fund's net income and any net gains realized on its investments.

The funds' income from dividends and interest, and any net realized short-term capital gain, are paid to you as DIVIDENDS. A fund realizes capital gains when-ever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to you as CAPITAL GAIN DISTRIBUTIONS.
--------------------------------------------------------------------------------

                                       21                             PROSPECTUS

THE FUNDS IN DETAIL

ORGANIZATION
Acorn Fund and Acorn International are series of Acorn Investment Trust ("Acorn" or the "Trust"), an open-end, management investment company. The Acorn Fund, Inc. began operations in 1970, and was reorganized as the Acorn Fund se-ries of the Trust on June 30, 1992. The Trust is a Massachusetts business trust organized on April 21, 1992. Acorn International began operations on September 23, 1992.

Each share of a fund is entitled to participate pro rata in any dividends and other distributions declared by the board of trustees with respect to that fund, and all shares of a fund have equal rights in the event of liquidation of that fund.

THE TRUST IS GOVERNED BY A BOARD OF TRUSTEES, which is responsible for protect-ing the interests of the shareholders of the funds. The trustees are experi-enced executives and professionals who meet at regular intervals to oversee the activities of the Trust and the funds. A majority of trustees are not otherwise affiliated with Acorn or WAM.

ACORN MAY HOLD SPECIAL MEETINGS OF SHAREHOLDERS to elect or remove trustees, change fundamental policies, approve a management contract, or for other pur-poses. Acorn will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share of Acorn Fund and Acorn International that you own. Shareholders not attending these meetings are encouraged to vote by proxy.

MANAGEMENT
The funds are managed by Wanger Asset Management, L.P. (WAM), 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; WAM chooses the funds' investments and handles their business affairs, under the direction of the board of trust-ees. WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd., which is controlled by Ralph Wanger. WAM manages more than $4 billion in assets.

RALPH WANGER is the funds' portfolio manager and has managed the portfolios since each fund began (June 1970 for Acorn Fund and September 1992 for Acorn International). Mr. Wanger has been president and a member of the board of Acorn (and its predecessor, The Acorn Fund, Inc.) since 1970. He is a principal of WAM and was a principal of the Fund's prior adviser until July 1992. Mr. Wanger is primarily responsible for development of the funds' investment strat-egies.

CHARLES P. MCQUAID and TERENCE M. HOGAN are co-managers of Acorn Fund. Mr. Mc-Quaid is senior vice president and a trustee of the Trust. Mr. Hogan is a vice president of the Trust. Mr. McQuaid

PROSPECTUS                             22
and Mr. Hogan have been principals of WAM since July 1992. Before that date, Mr. McQuaid was a principal and Mr. Hogan was an analyst with the Trust's prior investment adviser.

LEAH J. ZELL is co-manager of Acorn International and is a vice president of the Trust. Ms. Zell has been a principal of WAM since July 1992 and was an ana-lyst with the Trust's prior investment adviser before that date.

The other executive officers are Robert M. Slotky, vice president and treasur-er, and Merrillyn J. Kosier, vice president and secretary.

State Street Bank and Trust Company is each fund's transfer agent and custodi-an.

EXPENSES
Like all mutual funds, Acorn Fund and Acorn International pay expenses related to their daily operations. Expenses paid out of each fund's assets are re-flected in its share price or dividends.

Each fund pays a MANAGEMENT FEE to WAM for managing its investments and busi-ness affairs. See "Expenses and Performance." The rates of fee paid by Acorn International are higher than those paid by most mutual funds, reflecting the higher costs involved in management of an international portfolio.

Each fund pays the management fee to WAM and the fees of its custodian, trans-fer agent, auditors, and lawyers. It also pays other expenses such as the cost of compliance with federal and state laws, proxy solicitations, shareholder re-ports, taxes, insurance premiums, and the fees of trustees who are not other-wise affiliated with Acorn or WAM.

THE ACORN PHILOSOPHY
ACORN FUND AND ACORN INTERNATIONAL SEEK LONG-TERM GROWTH OF CAPITAL. Although income is considered in the selection of securities for Acorn Fund, neither fund is designed for investors seeking primarily income rather than capital appreciation.

ACORN PREFERS SMALL COMPANIES. Since large institutions seek highly marketable stocks, the stocks of large companies are studied in detail by security ana-lysts, with the result that all investors know much the same thing about large companies. WAM prefers to work with stocks where values are more attractive be-cause the facts about the companies are not universally known. Acorn Fund and Acorn International thus generally concentrate on that segment of the market where the competition is less intense--companies with a total common stock mar-ket capitalization of less than $1 billion. WAM wants to be able to understand any company in which Acorn invests, and smaller companies are easier to compre-hend than large firms or conglomerates. When a company develops into a multi-industry giant, it is dif-
                                       23                             PROSPECTUS
ficult for even the top management of the company to understand its own busi-ness and even harder for an outsider to follow such widespread activities.
Since WAM insists on understanding Acorn's investments, WAM talks to top man-agement directly whenever possible. That is easier to do with smaller firms.

LOOKING FOR HIGH QUALITY COMPANIES. The funds look for quality businesses, with each investment ideally resting on a solid tripod of growth potential, finan-cial strength, and fundamental value. Not all of the companies in which the funds invest necessarily have all of these characteristics.

The sources of growth are a growing marketplace for the company's product, good design, efficient manufacturing, sound marketing, and good profit margins. Fi-nancial strength means low debt, adequate working capital, and conservative ac-counting principles. Strong capitalization gives management the stability and flexibility to reach strategic objectives. In economies with less well-devel-oped capital markets than those of the U.S., a strong balance sheet is an es-sential component of competitive advantage. Fundamental value means low rela-tive price. The existence of a good company does not necessarily make its stock a good buy. The price of the stock determines value as measured relative to dividends, earnings, growth rate, book value, and economic replacement value of assets. The emphasis on fundamentals in relation to price sets Acorn Fund and Acorn International apart from pure "growth" or "value" funds.

WAM also believes that finding and understanding high quality companies is im-portant because investing in smaller companies involves relatively higher in-vestment costs. One way to reduce these costs is to invest with a long-term time horizon (at least 3-5 years) and to avoid frequent turnover of the stocks held by the funds. Occasionally, however, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry, or in general market or eco-nomic conditions.

INVESTMENT THEMES. To find long-term investments and reduce portfolio turnover, the funds seek out areas of the economy that they believe will benefit from fa-vorable long-term economic and political trends. These areas of emphasis may change from time to time, and are usually related to identified investment themes or market niches. A small company frequently can carve out a specialized niche for itself. The niche can be geographic, like that of a regional bank, utility, or railroad. It can be technological, based on patents and know-how. Sometimes the niche is a marketing technique. In international investing, the niche can be participation in a fast-growth economy. A
PROSPECTUS                             24
well-run business in a growing country has an easier path to a high growth rate. The most important single theme at this time is the information group (including communications, media, electronics, and computer systems and soft-ware).

The funds invest primarily in equity securities, including common and pre-ferred stocks, warrants or other similar rights, and convertible securities. The funds may purchase foreign securities in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs), or other securities rep-resenting underlying shares of foreign issuers. The funds may also invest in any other type of security, including debt securities.

Under normal market conditions, Acorn International invests at least 75% of its total assets, taken at market value, in foreign securities. Acorn Fund's investments in foreign securities are limited to no more than one-third of its total assets. The foreign securities in which the funds invest may be traded in mature markets (for example, Japan, Canada, and the United Kingdom) and in emerging markets (Mexico and Indonesia, for example), examples of which are included in the SAI under "Investment Techniques and Risks--Foreign Securi-ties." There are no limits on either fund's geographic asset distribution; at December 31, 1994 Acorn International had investments in 43 countries and Acorn Fund had investments in 37 countries.

The funds may invest without limit in corporate or government obligations or hold cash or cash equivalents if WAM determines that a temporary defensive po-sition is advisable. If investments in foreign securities appear to be rela-tively unattractive because of current or anticipated adverse political or economic conditions, Acorn International may hold cash or invest any portion of its assets in securities of the U.S. government and equity and debt securi-ties of U.S. companies, as a temporary defensive strategy. The funds use vari-ous techniques to increase or decrease their exposure to the effects of possi-ble changes in security prices, currency exchange rates, or other factors that affect the value of a fund's portfolio. These techniques include buying and selling options, futures contracts, or options on futures contracts, or enter-ing into currency exchange contracts or swap agreements.

The investment objective of either Acorn Fund or Acorn International may be changed by the board of trustees without shareholder approval. If there were such a change, you should consider whether that fund would remain an appropri-ate investment in light of your then current financial position and needs. The funds are not intended, alone or together, to present a balanced investment program.
                                      25                             PROSPECTUS

SECURITIES, INVESTMENT PRACTICES, AND RISKS
The following pages contain more detailed information about types of invest-ments the funds may make, and strategies WAM may employ in pursuit of each fund's investment objective, including information about the associated risks and restrictions. All policies stated throughout this prospectus, other than those identified as fundamental, can be changed without shareholder approval. A complete statement of each fund's investment restrictions is included in the SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required because of a subsequent change in circumstances.

WAM may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help a fund achieve its goal.

Common stocks represent an equity (ownership) interest in a corporation. This ownership interest often gives a fund the right to vote on measures affecting the company's organization and operations. Although common stocks have a his-tory of long-term growth in value, their prices tend to fluctuate in the short term.

Acorn Fund and Acorn International invest mostly in the securities of smaller companies, that is, companies with a total market capitalization of less than $1 billion. During some periods, the securities of small companies, as a class, have performed better than the securities of large companies, and in some peri-ods they have performed worse. Stocks of small companies tend to be more vola-tile and less liquid than stocks of large companies. Small companies, as com-pared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversi-fied product line making them susceptible to market pressure, and may have a smaller public market for their shares.

Restrictions: Neither fund may acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.*

FOREIGN SECURITIES
International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. From time to time, many foreign economies have grown faster than the U.S. economy, and the returns on investments in these countries have ex-
--------------------------------------------------------------------------------
*These restrictions are "fundamental," which means that they cannot be changed without shareholder approval.
PROSPECTUS                             26
ceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

Investments in foreign securities provide opportunities different from those available in the U.S., and risks which in some ways may be greater than in U.S. investments, including: fluctuations in exchange rates of foreign currencies; imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public informa-tion with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different ac-counting, auditing, and financial reporting standards; different settlement pe-riods and trading practices; less liquidity, frequently greater price volatili-ty, and higher transaction costs in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operation-al, and financial protections applicable to foreign sub-custodial arrangements.

Investing in countries outside the U.S. also involves political risk. A foreign government might restrict investments by foreigners, expropriate assets, seize or nationalize foreign bank deposits or other assets, establish exchange con-trols, or enact other policies that could affect investment in these nations. Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of in-flation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced extremely high rates of inflation for many years. That has had and may continue to have very negative effects on the economies and securities mar-kets of those countries.

The securities markets of emerging countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. There also may be a lower level of monitoring and regulation in emerging markets of traders, insiders, and investors. Enforcement of existing regulations has been extremely limited.

The funds may invest in ADRs that are not sponsored by the issuer of the under-lying security. To the extent a fund does so, it would probably bear its pro-portionate share of the expenses of the depository and might have greater dif-ficulty in receiving copies of the issuer's share-
                                       27                             PROSPECTUS
holder communications than would be the case with a sponsored ADR.

The funds may invest in securities purchased on a when-issued and delayed de-livery basis. Although the payment terms of these securities are established at the time a fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if WAM considers it advisable for investment reasons.

Restrictions. Under normal market conditions, Acorn International invests at least 75% of its total assets in foreign securities. Acorn Fund's investments in foreign securities are limited to not more than 33% of its total assets.

MANAGING INVESTMENT EXPOSURE
The funds use various techniques to increase or decrease their exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of the funds' portfolios. These techniques include buying and selling options, futures contracts, or options on futures contracts, or entering into currency exchange contracts or swap agreements.

These techniques are used by WAM to adjust the risk and return characteristics of the funds' portfolios. If WAM judges market conditions incorrectly or em-ploys a strategy that does not correlate well with a fund's investments, or if the counterparty to the transaction does not perform as promised, the transac-tion could result in a loss. Use of these techniques may increase the volatil-ity of a fund and may involve a small investment of cash relative to the magni-tude of the risk assumed. These techniques are used by the funds for hedging, risk management or portfolio management purposes and not for speculation.

CURRENCY EXCHANGE TRANSACTIONS. A currency exchange transaction may be con-ducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

Currency exchange transactions may involve currencies of the different coun-tries in which the funds may invest, and serve as hedges against possible vari-ations in the ex-
PROSPECTUS                             28
change rate between these currencies. The funds' currency transactions are limited to TRANSACTION HEDGING and PORTFOLIO HEDGING involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific re-ceivable or payable of a fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denomi-nated or quoted in a particular currency. The funds may engage in portfolio hedging with respect to the currency of a particular country in amounts ap-proximating actual or anticipated positions in securities denominated in that currency. When a fund owns or anticipates owning securities in countries whose currencies are linked, WAM may aggregate those positions as to the currency hedged. Although forward contracts may be used to protect a fund from adverse currency movements, the use of such hedges may reduce or eliminate the poten-tially positive effect of currency revaluations on that fund's total return.

OPTIONS AND FUTURES. Each fund may enter into stock index or currency futures contracts (or options thereon) to hedge a portion of that fund's portfolio, to provide an efficient means of regulating the fund's exposure to the equity markets, or as a hedge against changes in prevailing levels of currency ex-change rates. Each fund may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices. Futures contracts and options can be highly volatile. A fund's attempt to use such in-vestments for hedging purposes may not be successful and could result in reduction of that fund's total return.

Restrictions. A fund will not use futures contracts for speculation, and will limit its use of futures contracts so that no more than 5% of that fund's to-tal assets would be committed to initial margin deposits or premiums on such contracts. The aggregate market value of each fund's currencies or portfolio securities covering call or put options will not exceed 10% of that fund's net assets.

DEBT SECURITIES
Bonds and other debt instruments are methods for an issuer to borrow money from investors. The issuer pays the investor a fixed or variable rate of in-terest, and must repay the amount borrowed at maturity. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in in-terest rates.

"Investment grade" debt securities are those rated within the four highest ratings categories of Standard & Poor's Corporation ("S&P") or
                                      29                             PROSPECTUS

Moody's Investors Services, Inc. ("Moody's") or, if unrated, determined by WAM to be of comparable quality. Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Investment in non-in-vestment grade debt securities is speculative and involves a high degree of risk.

Lower-rated debt securities (commonly called "junk bonds") are often consid-ered speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securi-ties may fluctuate more than higher-rated securities and may decline signifi-cantly in periods of general economic difficulty.

MONEY MARKET INSTRUMENTS are high-quality, short-term debt securities that present minimal credit risk. These instruments may carry fixed or variable in-terest rates.

Restrictions: There are no restrictions on the ratings of debt securities in which either fund may invest. Acorn Fund does not intend to invest more than 5% of its net assets in securities rated at or lower than the lowest invest-ment grade. Acorn International will not invest more than 20% of its total as-sets in debt securities that are of below investment grade quality.

Acorn Fund may invest without limit in corporate or government obligations, or hold cash or cash equivalents if WAM determines that a temporary defensive po-sition is advisable. If investments in foreign securities appear to be rela-tively unattractive because of current or anticipated adverse political or economic conditions, Acorn International may hold cash or invest any portion of its assets in securities of the U.S. government and equity and debt securi-ties of U.S. companies, as a temporary defensive strategy. To meet liquidity needs (which, under normal market conditions, are not expected to exceed 25% of its total assets) or for temporary defensive purposes, each fund may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities.

ILLIQUID AND RESTRICTED
SECURITIES
Some investments may be determined by WAM to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Other securi-ties, such as securities acquired in private placements, may be sold only pur-suant to certain legal restrictions. Difficulty in selling securities may re-sult in delays or a loss, or may be costly to the fund.

Restrictions. Acorn Fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid or restricted securities. Acorn International is
PROSPECTUS                            30
similarly restricted with respect to 15% of its assets.*

DIVERSIFICATION
Diversifying the funds' investment portfolios can reduce the risks of invest-ing. This may include limiting the amount of money invested in any one company or, on a broader scale, limiting the amount invested in any one industry or country.

Restrictions. Acorn Fund may not invest more than 5% of its total assets in the securities of any one issuer. Acorn International is similarly limited with re-spect to 75% of its total assets. Neither fund may invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. gov-ernment securities.*

OTHER INVESTMENT COMPANIES
Certain markets are closed in whole or in part to equity investments by for-eigners. The funds may be able to invest in such markets solely or primarily through governmentally- authorized investment companies.

Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The funds do not intend to invest in such circumstances unless, in the judgment of WAM, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the fund would continue to pay its own management fees and other expenses.

Restrictions. A fund generally may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company (in each case measured at the time of investment). No investment in an-other investment company may represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

OTHER SECURITIES
The funds have the power to invest in repurchase agreements and reverse repur-chase agreements, but have no present intention of doing so.
--------------------------------------------------------------------------------
*These restrictions are fundamental.
                                       31                             PROSPECTUS

 HOW TO CONTACT US


MAIL
                                                                            LOGO
--------------------------------------------------------------------------------
State Street Bank & Trust      . for regular mail delivery, including
Co.                              purchases, written exchanges, redemptions,
Attn: Acorn Funds                and IRA contributions
P.O. Box 8502
Boston, MA 02266-8502

Boston Financial Data          . for overnight deliveries of purchases,
Service                          written exchanges, redemptions, or IRA
Attn: Acorn Funds                contributions
2 Heritage Drive
N. Quincy, MA 02171

Wanger Asset Management, L.P.  . the funds and their advisor
227 W. Monroe St., Suite 3000
Chicago, IL 60606-5016

--------------------------------------------------------------------------------

PHONE
                                                                            LOGO
--------------------------------------------------------------------------------
1-800-9-ACORN-9                  . for fund information, account balances,
(1-800-922-6769)                   literature, prices, and performance
                                   information (from outside the U.S. 1-312-634-
                                   9240)

1-800-962-1585                   . for telephone purchases, exchanges and
                                   redemptions, and for IRA information (from outside the U.S. 1-617-774-5000 ext. 6457)

1-800-221-3079                   . to exchange OUT OF a money fund

1-800-306-4567                   . TDD service for the deaf and hearing impaired

Customer service is available on business days from 8:00 a.m. to 4:30 p.m. Chicago (central) time.

Telephone requests for purchases, redemptions or exchanges from Acorn or Acorn International must be made by 3:00 p.m. Chicago (central) time.

--------------------------------------------------------------------------------

WIRE

                                                                            LOGO
--------------------------------------------------------------------------------
State Street Bank and Trust Co.  . to wire money from your bank to add to an
Attn: Mutual Funds                 EXISTING account
Boston, MA 02110
Routing #0110-0002-8
Deposit DDA 9902-990-2
Specify the name of the
fund and the name and the
number on your account

                                       32                             PROSPECTUS

-------------------------------------------------------------------------------
Acorn Investment Trust                  P.O. Box 8502                    [LOGO]
                                        Boston, MA 02266-8502


Application

It takes only a few moments to fill out this simple step-by-step application. If you have questions, call us at 1-800-9-ACORN-9 (1-800-922-6769), weekdays, 8:00am--4:30pm, Chicago (Central) time. Please be sure to print your information on this application, then simply sign and return it to us in the postage-paid envelope we've provided.
(Please do not use this form if you are opening an IRA.)

YOUR ACCOUNT REGISTRATION
___ __ ____
Social Security Number (Use minor's social security number for gifts/transfers to minors) or

__ _______
Taxpayer ID Number

---------------------------------------
Your current Acorn Fund account number

---------------------------------------
Your current Acorn International account number
================================================================================
____  Individual or Joint* Account


-----------------------------------------------        ---------
Owner's name: first, middle initial, last              Birthdate


-----------------------------------------------        ---------
Joint owner's name: first, middle initial, last        Birthdate

*Joint tenants with right of survivorship, unless you indicate otherwise.
================================================================================
____  Gift/Transfer to a Minor (ugma/utma)

_______________________________________________ as custodian for
Custodian's name: first, middle initial, last

_______________________________________________ under the
Minor's name: first, middle initial, last

____________________________  Uniform Gifts/Transfers to Minors Act.
State

____________________________
Minor's Date of Birth
================================================================================
____  Trust or Established Employee Benefit
      or Profit-Sharing Plan

________________________________________ as trustee of
Trustee('s) name(s)

______________________________________________________
Name of Trust Agreement


______________________________________________________
Date of Trust Agreement


Please include copy of first page and last page of trust agreement.
================================================================================
____  Corporation or Other Entity


_______________________________________________________________________
Name of corporation or other entity


_______________________________________________________________________
Type of entity (for example, corporation, partnership, non-profit)

Please attach a certified copy of your corporate resolution showing the person(s) authorized to act on this account.
--------------------------------------------------------------------------------
ADDRESS

------------------------------------------
Street or P.O. Box


------------------------------------------
City, State, Zip Code


------------------------------------------
Daytime phone, including area code


____  U.S. Citizen    ____  Non-citizen residing in U.S.

To invest, you must be a U.S. citizen (or a non-citizen residing in the U.S.) with a social security or tax identification number.
================================================================================
CHOOSE YOUR INVESTMENTS

There is an initial investment minimum of $1,000 per Fund.

____  Acorn Fund            $______________________

____  Acorn International   $______________________

      Total Investment      $______________________

Make check(s) payable to Acorn Fund or Acorn International.
Although the funds are currently closed to new investors,
current shareholders may continue to invest.
================================================================================
DIVIDEND/CAPITAL GAINS PAYMENT OPTIONS

Please choose how you want to receive your income dividends and capital gains. If no option is checked, all dividends and capital gains will be reinvested automatically. (Check one box.)

____ Reinvest dividends and capital gains to help keep my account growing.

____  Pay dividends and capital gains in cash.

____  Pay dividends in cash; reinvest capital gains.
================================================================================
DUPLICATE STATEMENTS
____  Send duplicate statements for my account to:


_____________________________________________________
Name


_____________________________________________________
Street or P.O. Box


_____________________________________________________
City, State, Zip Code



                                                             (More on the back.)

--------------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN

To keep building your investments, you can easily add to your fund accounts by joining the automatic investment plan:

____ Automatic Investment Plan: to add to your Acorn account automatically

____  Acorn Fund                                $_________________________

____  monthly           ____  quarterly (check only one box)


____  Acorn International                       $_________________________

____  monthly           ____  quarterly (check only one box)

The minimum automatic investment is $100; the maximum is $50,000. Write "void" across the face of a check from the bank account you will be using, then send the check with this form.
================================================================================
BANK TRANSFER OPTIONS

To make transactions fast and easy, choose the Telephone Purchase Plan, Telephone Redemption by Wire Plan, or both. It takes about 10 days to set up these plans.

____ Telephone Purchase Plan: to add to your Acorn account or Acorn International account by transferring money from your bank checking account ($100 minimum, $50,000 maximum per transfer.)

____ Telephone Redemptions by Wire: to redeem shares and transfer the money to your bank checking account ($1,000 minimum, $50,000 maximum per transaction.)

Telephone requests for purchases or redemptions must be made by 3:00 p.m. Chicago (central) time.

Write "void" across the face of a check from the bank account you will be using, then send the check with this form.
================================================================================
TELEPHONE PLANS

You automatically have the ability to exchange and redeem shares by telephone unless you check the boxes below. Proceeds of telephone redemption requests are paid by check mailed to the address of record and may not be more than $50,000. Exchanges must be between identically-registered accounts and requested by 3:00 p.m. Chicago (central) time. See the prospectus for details.

I do not want:        ____  telephone exchanges

                      ____  telephone redemptions
--------------------------------------------------------------------------------
SIGNATURE

By signing this form, I certify that:

I am of legal age, have received and read the Prospectus, and agree to its terms. I understand that each of the account services, including the telephone exchange plan, may be terminated or modified by Acorn in the future.

Under penalty of perjury, the Social Security or Tax Identification Number given is correct. If I fail to give the correct number or sign this form, Acorn Fund or Acorn International may reject, restrict, or redeem my investment. I may also be subject to IRS backup withholding on all distributions and redemptions, as described in the Prospectus.

I authorize Acorn Fund, Acorn International, and their affiliates and agents to act on any instructions reasonably believed to be genuine for any service authorized on this form (including telephone transactions). I agree that they will not be liable for any resulting loss or expense. I certify that I have read the explanations of and agree to the terms and provisions for the services I have elected as set forth in the current prospectus of Acorn Fund and Acorn International, as amended from time to time.

(If you have elected the Automatic Investment Plan or any Bank Transfer Option) I authorize Acorn Fund, Acorn International and their affiliates and agents to initiate (1) credit entries (deposits) (if I have elected the telephone redemption bank transfer option), (2) debit entries (withdrawals) (if I have elected to participate in the Automatic Investment Plan or telephone purchase Bank Transfer Option), and (3) debit or credit entries and adjustments for any entries made in error to my bank account, for which I have attached a voided check. This authorization will remain effective until I notify Acorn in writing or by telephone at 1-800-962-1585 of its termination and until Acorn has a reasonable time to act on that termination.

Under penalty of perjury, I am NOT currently subject to backup withholding for failure to report dividend or interest income to the IRS. (Please cross out "NOT" if you are currently subject to withholding.)

Please sign here.
(Joint accounts require both signatures.)

X
-----------------------------------------------------------------    -----------
Signature (Sign exactly as name appears in Account Registration)        Date



X
-----------------------------------------------------------------    -----------
Signature (Sign exactly as name appears in Account Registration)        Date

-------------------------------------------------------------------------------
Acorn Investment Trust                  P.O. Box 8502                    [LOGO]
                                        Boston, MA 02266-8502

Acorn Investment Trust
P.O. Box 8502
Boston, MA 02266-8502

                                                          ACORN INVESTMENT TRUST

                                                                    STATEMENT OF

                                                                      ADDITIONAL

                                                                     INFORMATION

                                                                     May 1, 1995


                                              Supplemented February 27, 1996


                                                          227 West Monroe Street

                                                         Chicago, Illinois 60606

                                                       Telephone 1-800-9-ACORN-9

                                                                  1-800-922-6769

ACORN FUND

ACORN INTERNATIONAL

No-Load Funds

                               TABLE OF CONTENTS
                               -----------------
                                                             Page
                                                             ----



              Information About the Funds..................   2
              Investment Objectives and Policies...........   2
              Investment Techniques and Risks..............   2
              Investment Restrictions......................  16
              Performance Information......................  20
              Investment Adviser...........................  21
              Distributor..................................  22
              The Trust....................................  22
              Trustees and Officers........................  23
              Purchasing and Redeeming Shares..............  26
              Additional Tax Information...................  27
              Taxation of Foreign Shareholders.............  28
              Portfolio Transactions.......................  28
              Custodian....................................  29
              Independent Auditors.........................  30
              Appendix - Description of Bond Ratings.......  30

     This Statement of Additional Information ("SAI") is not a prospectus but provides information that should be read in conjunction with the prospectus of ACORN FUND and ACORN INTERNATIONAL dated May 1, 1995 and any supplement thereto, which may be obtained from Acorn at no charge by writing or telephoning Acorn at its address or telephone number shown above.

                          INFORMATION ABOUT THE FUNDS

     ACORN FUND and ACORN INTERNATIONAL are series of Acorn Investment Trust ("Acorn" or the "Trust"). Both funds are currently closed to new investors, except as noted under "Your Account - Are You Eligible to Invest?" in the prospectus.

     The 1994 annual report of each of the funds, copies of which accompany this SAI, contain financial statements, notes thereto, supplementary information entitled "Financial Highlights," and a report of independent auditors, all of which (but no other part of the annual reports) are incorporated herein by reference. Additional copies of the annual reports may be obtained from Acorn at no charge by writing or telephoning Acorn at its address or telephone number shown on the cover page of this SAI.

     The discussion below supplements the description in the prospectus of the funds' investment objectives, policies, and restrictions.

                       INVESTMENT OBJECTIVES AND POLICIES

     ACORN FUND and ACORN INTERNATIONAL invest with the objective of long-term growth of capital. Although income is considered by ACORN FUND in the selection of securities, the funds are not designed for investors seeking primarily income rather than capital appreciation.

     The funds use the techniques and invest in the types of securities described below and in the prospectus.

                        INVESTMENT TECHNIQUES AND RISKS

FOREIGN SECURITIES

     The funds invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The funds may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The funds may invest in both "sponsored" and "unsponsored" ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Neither fund expects to invest 5% or more of its total assets in unsponsored ADRs.

     The funds' investment performance is affected by the strength or weakness of the U.S. dollar against the currencies of the foreign markets in which its securities trade or in which they are denominated. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Foreign Currency Exchange Transactions.")

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing, and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

     Although the funds try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social, or diplomatic developments that could affect investment in these nations.

     The countries in which the funds invest include those listed below. A fund may not invest in all the countries listed, and it may invest in other countries as well, when such investments are consistent with that fund's investment objective and policies.

MATURE MARKETS     DEVELOPING MARKETS        EMERGING MARKETS
--------------     ------------------        ----------------

Australia              Argentina          Bangladesh      Jordan
Austria                  Chile             Bolivia        Morocco
Belgium                 Greece              Brazil        Nigeria
Canada                 Hong Kong            China        Pakistan
Denmark                Indonesia           Colombia        Peru
Finland                 Israel              Cyprus      Philippines
France                 Malaysia         Czech Republic    Poland
Germany                 Mexico             Ecuador       Sri Lanka
Ireland                Portugal             Egypt         Turkey
Italy                  Singapore           Hungary        Uruguay
Japan                   Taiwan              India        Venezuela
Luxembourg             Thailand            Jamaica        Vietnam
Netherlands                                 Kenya         Zimbabwe
New Zealand
Norway
South Africa
Spain
Sweden
Switzerland
United Kingdom
United States

     It may not be feasible for the funds currently to invest in all of these countries due to restricted access to their securities markets or inability to implement satisfactory custodial arrangements.

CURRENCY EXCHANGE TRANSACTIONS.

     The funds may enter into currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which the funds may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of a forward contract with respect to specific payables or receivables of a fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. The funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When either fund owns or anticipates owning securities in countries whose currencies are linked, WAM may aggregate such positions as to the currency hedged.

     If a fund enters into a forward contract hedging an anticipated purchase of portfolio securities, liquid assets of that fund, such as cash, U.S. government securities, or other liquid high grade debt obligations, having a value at least as great as the fund's commitment under such forward contract will be segregated on the books of the fund and held by the custodian while the contract is outstanding.

     At the maturity of a forward contract to deliver a particular currency, a fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency that fund is obligated to deliver.

     If a fund retains the portfolio security and engages in an offsetting transaction, that fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     SYNTHETIC FOREIGN MONEY MARKET POSITIONS. The funds may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the funds may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign money market instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the policies that, under normal conditions,
(a) ACORN FUND will not invest more than 33% of its total assets in foreign securities, and (b)

ACORN INTERNATIONAL will invest at least 75% of its total assets in foreign securities.

OPTIONS AND FUTURES

     The funds may purchase and write both call options and put options on securities and on indexes, and enter into interest rate and index futures contracts, and may purchase or sell options on such futures contracts ("futures options") in order to provide additional revenue, or to hedge against changes in security prices or interest rates. The funds may also use other types of options, futures contracts and futures options currently traded or subsequently developed and traded, provided the board of trustees determines that their use is consistent with the funds' investment objective.

     OPTIONS. An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The funds will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if a fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a fund expires, that fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a fund expires, that fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a fund desires.

     A fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the fund will realize a capital gain or, if it is less, the fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a fund is an asset of that fund, valued initially at the premium paid for the option. The premium received for an option written by a fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     OTC DERIVATIVES. The Fund may buy and sell over-the-counter ("OTC") derivatives. Unlike exchange-traded derivatives, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC derivatives (derivatives not traded on exchanges) generally are established through negotiation with the other party to the contract. While this type of arrangement allows the Fund greater flexibility to tailor an instrument to its needs, OTC derivatives generally involve greater credit risk than exchange-traded derivatives, which are guaranteed by the clearing organization of the exchanges where they are traded. Each fund will limit its investments so that no more than 5% of its total assets will be placed at risk in the use of OTC derivatives.

     RISKS ASSOCIATED WITH OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. If a fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

     If trading were suspended in an option purchased or written by one of the funds, that fund would not able to close out the option. If restrictions on exercise were imposed, the fund might be unable to exercise an option it has purchased.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The funds may use interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index /1/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index; the Value Line Composite Index; and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds; U.S. Treasury notes; Eurodollar certificates of deposit; and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     The funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To the extent required by regulatory authorities having jurisdiction over the funds, the funds will limit their use of futures contracts and futures options to hedging transactions. For example, the funds might use futures contracts to hedge against fluctuations in the general level of stock prices, anticipated changes in interest rates, or currency fluctuations that might adversely affect either the value of a fund's securities or the price of the securities that a fund intends to purchase. The funds' hedging may include sales of futures contracts as an offset against the effect of expected declines in stock prices or currency exchange rates or increases in interest rates and purchases of futures contracts as an offset against the effect of expected increases in stock prices or currency exchange rates or declines in interest rates. Although other techniques could be used to reduce the funds' exposure to stock price, interest rate, and currency fluctuations, the funds may be able to hedge their exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The success of any hedging technique depends on WAM correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates, and other factors. Should those predictions be incorrect, a fund's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, WAM might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

---------------
/1/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

     When a purchase or sale of a futures contract is made by a fund, that fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied. The funds expect to earn interest income on their initial margin deposits. A futures contract held by a fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a fund does not represent a borrowing or loan by the fund but is instead settlement between that fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the funds will mark-to-market their open futures positions.

     The funds are also required to deposit and maintain margin with respect to put and call options on futures contracts they write. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the funds.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the funds realize a capital gain, or if it is more, the funds realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the fund engaging in the transaction realizes a capital gain, or if it is less, the fund realizes a capital loss. The transaction costs must also be included in these calculations.

     RISKS ASSOCIATED WITH FUTURES. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options, and the related securities, including technical influences in futures and futures options trading and differences between the funds' investments being hedged and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a fund's portfolio. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures or futures option position. The fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     LIMITATIONS ON OPTIONS AND FUTURES. A fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," /2/ would exceed 5% of the fund's total assets.

     When purchasing a futures contract or writing a put option on a futures contract, a fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the fund.

     A fund may not maintain open short positions in futures contracts, call options written on futures contracts, or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of

-----------------
/2/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the opinion.

the relationship between the portfolio and the positions. For this purpose, to the extent a fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the "underlying commodity value" of each long position in a commodity contract in which the Fund invests will not at any time exceed the sum of:

     (1) The value of short-term U.S. debt obligations or other U.S. dollar denominated high-quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract;

     (2)  Unrealized appreciation on the contract held by the broker; and

     (3)  Cash proceeds from existing investments due in not more than 30 days.

     "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

     As long as the funds continue to sell their shares in certain states, each fund's options and futures transactions will also be subject to certain non-fundamental investment restrictions set forth under "Investment Restrictions" in this SAI. Moreover, neither fund will purchase puts, calls, straddles, spreads, or any combination thereof if by reason of such purchase more than 10% of that fund's total assets would be invested in such securities.

     SWAP AGREEMENTS. A swap agreement is generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease the Fund's exposure to changes in the value of an index of securities in which the Fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. A Fund may enter into any form of swap agreement if WAM determines it is consistent with the Fund's investment objective and policies, but each Fund will limit its use of swap agreements so that no more than 5% of its total assets will be placed at risk.

     A swap agreement tends to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase the Fund's exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of the Fund's investments and its net asset value.

     The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. The Fund expects to be able to eliminate its exposure under any swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     The Fund will segregate liquid assets (such as cash, U.S. government securities, or other liquid high grade debt obligations) of the Fund to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accumulated obligations under the swap agreement over the accumulated amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accumulated obligations under the agreement.

ILLIQUID SECURITIES

     The funds may not invest in illiquid securities, if as a result they would comprise more than 10% and 15% of the value of the net assets of ACORN FUND and ACORN INTERNATIONAL, respectively./3/

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the board of trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, ACORN FUND or ACORN INTERNATIONAL should be in a position where more than 10% or 15% of the value of its net assets, respectively, are invested in illiquid assets, including restricted securities, that fund will take appropriate steps to protect liquidity.

--------------------
/3/ In addition, the funds must comply with certain state regulations that may impose additional restrictions. As long as shares of a fund are offered for sale in Wisconsin, that fund may not invest more than 10% of its total assets in securities of issuers which the fund is restricted from selling to the public without registration under the Securities Act of 1933, excluding Rule 144A securities, and not more than 5% of its total assets in equity securities which are not readily marketable. Arkansas regulations currently prohibit investment of more than 10% of a fund's assets in restricted securities.

     Notwithstanding the above, a fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. WAM, under the supervision of the board of trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a fund's restriction of investing no more than 10% (for ACORN FUND) or 15% (for ACORN INTERNATIONAL) of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination WAM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, WAM could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the funds' holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that a fund does not invest more than 10% (for ACORN FUND) or 15% (for ACORN INTERNATIONAL) of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

DEBT SECURITIES

     The funds may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds"), and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by the funds or the portion of a fund's assets that may be invested in debt securities in a particular ratings category, except that ACORN INTERNATIONAL may not invest more than 20% of its assets in securities rated below investment grade or considered by the Adviser to be of comparable credit quality. Neither fund expects to invest more than 5% of its net assets in such securities during the current fiscal year.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, the junk bond market may be severely disrupted, and issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a fund may have greater difficulty selling its portfolio securities. See "Net Asset Value." The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

     A more complete description of the characteristics of bonds in each ratings category is included in the appendix to this SAI.

REPURCHASE AGREEMENTS

     Repurchase agreements are transactions in which a fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a fund will enter into repurchase agreements only with banks and dealers believed by WAM to present minimum credit risks in accordance with guidelines approved by the board of trustees. WAM will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, WAM's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

     A fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on a fund's ability to sell the collateral and the fund could suffer a loss.
However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

     The funds have no present intention of investing in repurchase agreements.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS

     The funds may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if WAM deems it advisable for investment reasons. A fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

     A fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time a fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets of the fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a fund, may increase net asset value fluctuation.

     The funds have no present intention of investing in reverse repurchase agreements.

TEMPORARY STRATEGIES

     The funds have the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, WAM may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a fund temporarily may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when, or for how long a fund might employ defensive strategies.

     In addition, pending investment of proceeds from new sales of fund shares or to meet ordinary daily cash needs, a fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

PORTFOLIO TURNOVER

     Although the funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The funds' portfolio turnover rates have been low (in 1994, 18% for Acorn Fund and 20% for Acorn International). A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses which must be borne by each fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

                            INVESTMENT RESTRICTIONS

In pursuing its investment objective ACORN FUND will not:

1. Invest more than 5% of its assets (valued at time of investment) in securities of any one issuer, except in government obligations;

2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

4. Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

5. Purchase or retain securities of a company if all of the trustees and officers of the Trust and of its investment adviser who individually own beneficially more than 1/2% of the securities of the company collectively own beneficially more than 5% of such securities;

6. Borrow money except (a) from banks for temporary or emergency purposes at fixed rates of interest in amounts not exceeding 10% of the value of the fund's assets at the time of borrowing, and (b) in connection with transactions in options and in securities index futures [the fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets];

7. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 15% of its assets at cost, and except in connection with transactions in options and in securities index futures;


In pursuing its investment objective ACORN INTERNATIONAL will not:

1. With respect to 75% of the value of the fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

4. Make loans, but this restriction shall not prevent the fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);/4/

5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures. [The fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.];

----------------------------------
/4/ The funds have no present intention of investing in repurchase agreements or lending their portfolio securities.

8. Underwrite the distribution of securities of other issuers; however the fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the fund could be regarded as an underwriter as defined by that act with respect to such resale; but the fund will limit its total investment in restricted securities and in other securities for which there is no ready market to not more than 10% of its total assets at the time of acquisition;

9. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

10. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

11. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

12. Sell securities short or maintain a short position, except short sales against-the-box;

13. Participate in a joint or on a joint or several basis in any trading account in securities;

14. Invest in companies for the purpose of management or the exercise of control;

15. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Restrictions 1 through 15 above (except the portions in brackets) are "fundamental," which means that they cannot be changed without the approval of the lesser of (i) 67% of ACORN FUND'S shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of ACORN FUND'S outstanding shares. It is also a fundamental policy of ACORN FUND to make loans to the extent that investment in debt securities may be considered to constitute the making of loans (subject to the 10% limitation stated in restriction 8 above.

6. Underwrite the distribution of securities of other issuers; however the fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the fund could be regarded as an underwriter as defined by that act with respect to such resale; but the fund will limit its total investment in restricted securities and in other securities for which there is no ready market, including repurchase agreements maturing in more than seven days, to not more than 15% of its total assets at the time of acquisition;

7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

10. Sell securities short or maintain a short position, except short sales against-the-box.

11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Restrictions 1 through 11 above (except the portions in brackets) are "fundamental," which means that they cannot be changed without the approval of the lesser of (i) 67% of ACORN INTERNATIONAL'S shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of the shares outstanding are present or (ii) more than 50% of ACORN INTERNATIONAL'S outstanding shares.

In addition, ACORN INTERNATIONAL is subject to a number of restrictions that may be changed by the board of trustees without shareholder approval. Under those non-fundamental restrictions, ACORN INTERNATIONAL will not:

In addition, ACORN FUND is subject to a number of restrictions that may be changed by the board of trustees without shareholder approval. Under those nonfundamental restrictions, ACORN FUND will not:

a. Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

b. Invest more than 5% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market, including not more than 2% of its net assets in warrants not listed on the New York or American stock exchanges; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

c. Acquire securities of other registered investment companies except in compliance with the Investment Company Act of 1940 and applicable state law;

d. Purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions; nor

e. Invest more than 33% of its total assets (valued at time of investment) in securities of foreign issuers.

a. Invest in companies for the purpose of management or the exercise of control;

b. Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

c. Invest more than 10% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

d. Invest more than 5% of its total assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

e. Acquire securities of other registered investment companies except in compliance with the Investment Company Act of 1940 and applicable state law;

f. Purchase or retain securities of a company if all of the trustees, directors and officers of the Trust and of its investment adviser who individually own beneficially more than 1/2% of the securities of the company collectively own beneficially more than 5% of such securities;

g. Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures;

h. Purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closed transactions.

Notwithstanding the foregoing investment restrictions, ACORN INTERNATIONAL may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in the fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price
 substantially below the market price
 of the shares.  The failure to
 exercise such rights would result in
 ACORN INTERNATIONAL'S interest in the
 issuing company being diluted.  The
 market for such rights is not well
 developed in all cases and,
 accordingly, ACORN INTERNATIONAL may
 not always realize full value on the
 sale of rights.  The exception applies
 in cases where the limits set forth in
 the investment restrictions would
 otherwise be exceeded by exercising
 rights or would have already been
 exceeded as a result of fluctuations
 in the market value of ACORN
 INTERNATIONAL'S portfolio securities
 with the result that the fund would be
 forced either to sell securities at a
 time when it might not otherwise have
 done so, or to forego exercising its
 rights.

                            PERFORMANCE INFORMATION

     From time to time the funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

     Average Annual Total Return is computed as follows:

            ERV = P(1+T)/n/

     Where: P = the amount of an assumed initial investment in shares of a fund

            T = average annual total return

            n = number of years from initial investment to the end of the period

            ERV = ending redeemable value of shares held at the end of the period


     For example, as of December 31, 1994 the Total Return and Average Total Return on a $1,000 investment in the funds for the following periods were:

ACORN FUND
----------                                           Average Annual
                                     Total Return     Total Return
                                    ---------------  ---------------

1 year............................       -7.4%            -7.4%
5 years...........................       85.0             13.1
10 years..........................      362.3             16.5
Life of Fund (inception 6/10/70)..    4,017.5             16.3


ACORN INTERNATIONAL                                  Average Annual
-------------------                  Total Return     Total Return
                                    --------------   --------------
1 year............................       -3.8%            -3.8%
Life of Fund (inception 9/23/92)..       53.3             20.7

     The funds impose no sales charges and pay no distribution expenses. Income taxes are not taken into account. Performance figures quoted by the funds are not necessarily indicative of future results. Each fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, each fund's performance may be compared with those of market indexes and other mutual funds. In addition to the performance information described above, a fund might use comparative performance as computed in a ranking or rating determined by Lipper Analytical Services, Inc., an independent service that monitors the performance of over 1,000 mutual funds, Morningstar, Inc., or another service.

     The funds may note their mention or recognition in newsletters, newspapers, magazines, or other media. The funds may similarly note mention or recognition of WAM, or appearances of principals of WAM, in the media.

                               INVESTMENT ADVISER

     The funds' investment adviser, Wanger Asset Management, L.P. ("WAM"), furnishes continuing investment supervision to the funds and is responsible for
overall management of the funds' business affairs.   It furnishes office space,
equipment, and personnel to the funds; it assumes substantially all expenses for bookkeeping, and assumes the expenses of printing and distributing the funds' prospectus and reports to prospective investors.

     For its services to ACORN FUND WAM receives a quarterly fee (paid in three monthly installments) at the annual rate of .75% of the net asset value of the fund up to $100 million, .50% of the net asset value in excess of $100 million and up to $1.5 billion, and .40% of the net asset value in excess of $1.5 billion, as determined as of the beginning of each calendar quarter. Prior to July 1, 1992, ACORN FUND'S former investment adviser, Harris Associates L.P., received a monthly fee at the annual rate of .75% of the net asset value of the fund up to $100 million, .625% of the net asset value in excess of $100 million and up to $500 million, and .50% of the net asset value in excess of $500 million, as determined as of the beginning of each calendar quarter. The investment advisory fees of the fund for 1994, 1993, and 1992 were $9,750,000, $8,528,000, and $6,555,000, respectively.

     For its services to ACORN INTERNATIONAL, WAM receives a fee paid monthly at the annual rate of 1.25% of the net asset value of the fund up to $100 million, 1% of the net asset value in excess of $100 million and up to $500 million, and
 .80% of the net asset value in excess of $500 million, as determined as of the beginning of each calendar quarter, reduced by any amount necessary to cause the fund's expenses to be within the limitation described below. The investment advisory fees of ACORN INTERNATIONAL for the fiscal years ended December 31, 1994 and December 31, 1993 and for the fiscal period from September 23 through December 31, 1992 were $11,561,000, $2,543,000, and $24,000, respectively.

     The staff of the Securities and Exchange Commission has advised Acorn that the annual advisory fees paid by most mutual funds are less than .75% of average net assets. In 1994 ACORN FUND'S advisory fee was .48% of average net assets, and ACORN INTERNATIONAL'S fee was 0.85 % of its average net assets.

     The funds pay the cost of custodial, stock transfer, dividend disbursing, audit, and legal services. They also pay other expenses such as the cost of maintaining the registration of their shares under federal and state securities laws and of proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, and the fees of trustees not affiliated with WAM.

     The investment advisory agreement provides that the total annual expenses of each fund, exclusive of taxes, interest, and extraordinary litigation expenses, but including fees paid to WAM, shall not exceed the limits prescribed by any state in which that fund's shares are being offered for sale. Acorn believes that currently the most restrictive limits are 2.5% of the first $30 million of the average net asset value, 2% of the next $70 million, and 1.5% of the average net asset value in excess of $100 million. Brokers' commissions and other charges relating to the purchase and sale of securities are not regarded as expenses for this purpose. Moreover, for purposes of calculating the expenses subject to this limitation, the excess custodian costs attributable to investments in foreign securities compared to the custodian costs which would have been incurred had the investments been in domestic securities are excluded. For the purpose of determining whether the fund is entitled to any reduction in advisory fee or expense reimbursement, the fund's expenses are calculated monthly and any reduction in fee or reimbursement is made monthly. Each fund's operating expenses have been well below those limitations.

     WAM advanced all of ACORN INTERNATIONAL'S organizational expenses, which are being amortized and reimbursed to WAM through September, 1997.

     WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd., which is controlled by Ralph Wanger. WAM commenced operations in 1992. Ralph Wanger and Charles P. McQuaid, who are officers of the Trust, are limited partners of WAM. WAM has approximately $4 billion under management.

                                  DISTRIBUTOR

     Shares of each Fund are distributed by WAM Brokerage Services, L.L.C. ("WAM BD") under a Distribution Agreement as described in the supplement to the prospectus dated February 27, 1996, which is incorporated herein by reference. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws. WAM bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by WAM BD.

     As agent, WAM BD offers shares of each Fund to investors in states where the shares are qualified for sale, at net asset value without sales commissions or other sales loads to the investor. In addition, no sales commission or "12b-1" payment is paid by the Funds. WAM BD offers the Funds' shares only on a best efforts basis.

                                   THE TRUST

     The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the board of trustees may authorize. Any such series of shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences or special or relative rights or privileges as the trustees may determine. The shares of the funds are not currently divided into classes. Acorn Fund and Acorn International are the only series of the Trust currently being offered. The board of trustees may authorize the issuance of additional series if deemed advisable, each with its own investment objective, policies, and restrictions. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

     On any matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the board of trustees determines that the matter affects only the interests of one series, in which case shareholders of the unaffected series are not entitled to vote on such matters. All shares of the Trust are voted together in the election of trustees.

                             TRUSTEES AND OFFICERS

     The trustees and officers of the Trust and their ages and principal business activities during the past five years are:

Irving B. Harris, trustee and chairman
          Two North LaSalle Street, Chicago, Illinois 60602; age 84; chairman of the executive committee and director, Pittway Corporation (multi-product manufacturer and publisher); chairman, William Harris Investors, Inc. (investment adviser); chairman, The Harris Foundation (charitable foundation); director, Teva Pharmaceutical Industries, Inc. (pharmaceutical manufacturer)

Ralph Wanger, trustee and president
          227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; age 60; trustee and president, Wanger Advisors Trust; principal, Wanger Asset Management, L.P. since July 1992; prior thereto, principal, Harris Associates L.P.

James H. Lorie, trustee and vice chairman
         1101 East 58th Street, Chicago, Illinois 60637; age 73; Eli B. and Harriet B. Williams Professor of Business Administration Emeritus, University of Chicago Graduate School of Business; director, Ardco, Inc. (refrigeration equipment manufacturer); director, Pittway Corporation (multi-product manufacturer and publisher); director, Thornburg Mortgage Asset Corp. (REIT)

Leo A. Guthart, trustee
         165 Eileen Way, Syosset, New York 11791; age 57; vice chairman, Pittway Corporation (multi-product manufacturer and publisher); chief executive officer, Pittway Corporation's Security Group of Companies which include ADEMCO (manufacturer of alarm equipment), ADI (distributor of security equipment), FIN Burglary Instruments (supplier of security control panels), First Alert Professional (alarm dealers), Cylink Corporation (supplier of encryption equipment), and Alarm Net (cellular radio service);

         director, AptarGroup, Inc. (producer of dispensing valves, pumps and closures); director, Cylink Corporation; chairman of the board of trustees, Hofstra University; chairman, Tech Transfer Island Corp. (private investment partnership); director, Long Island Research Institute.

Jerome Kahn, Jr., trustee
         Two North LaSalle Street, Suite 505, Chicago, Illinois 60602; age 61; vice president, William Harris Investors, Inc. (investment adviser); director, Pittway Corporation (multi-product manufacturer and publisher)

David C. Kleinman, trustee
         1101 East 58th Street, Chicago, Illinois 60637; age 59; senior lecturer in business administration, University of Chicago Graduate School of Business; business consultant; director, Irex Corporation (insulation contractor)

Charles P. McQuaid, trustee and senior vice president
         227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; age 41; trustee and senior vice president, Wanger Advisors Trust; principal, Wanger Asset Management, L.P. since July 1992; prior thereto, principal, Harris Associates L.P.

Roger S. Meier, trustee
         1211 S. W. Fifth Avenue, Portland, Oregon 97204; age 69; president, AMCO, Inc. (investment and real estate management); director, Fred Meyer, Inc. (retail chain); director, Red Lion Inns Limited Partnership (hotel chain); director, Key Bank of Oregon (banking)

Adolph Meyer, Jr., trustee
         1511 West Webster Avenue, Chicago, Illinois 60614; age 71; president, Gulco Corp. (leather manufacturer)

Malcolm N. Smith, trustee
         309 Maple Avenue, Highland Park, Illinois 60035; age 74; president, Macromatic Division, Milwaukee Electronics Corporation (timing devices manufacturer); president, Newmac, Inc. (importers of Sheffield cutlery)

Terence M. Hogan, vice president
         227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; age 33; trustee and vice president, Wanger Advisors Trust; principal, analyst, and portfolio manager, Wanger Asset Management, L.P., since July 1992; prior thereto, analyst, Harris Associates L.P.

Leah J. Zell, vice president
         227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; age 55; trustee and vice president, Wanger Advisors Trust; principal, analyst, and portfolio manager, Wanger Asset Management, L.P., since July 1992; prior thereto, analyst, Harris Associates L.P.

Robert M. Slotky, vice president and treasurer
         227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; age 47; vice president and treasurer, Wanger Advisors Trust; chief financial officer, Wanger Asset Management, L.P., since July 1992; prior thereto, senior vice president and treasurer, Calamos Asset Management, Inc. (investment adviser) and Calamos Financial Services, Inc. (broker-dealer) and trustee and officer, CFS Investment Trust (investment company)

Merrillyn J. Kosier, vice president and secretary
         227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; age 35; vice president and secretary, Wanger Advisors Trust; director of marketing and shareholder services, Wanger Asset Management, L.P., since September 1993; prior thereto, vice president of marketing, Kemper Financial Services, Inc..

     Messrs. McQuaid and Wanger are trustees who are interested persons of Acorn as defined in the Investment Company Act of 1940, and of WAM. Messrs. Harris, Lorie, and Wanger are members of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.

     At December 31, 1994 the trustees and officers as a group owned beneficially 2,674,794.601 shares (1.65% of the outstanding shares) of ACORN FUND and 344,651.206 shares (.39% of the outstanding shares) of ACORN INTERNATIONAL. No person was known by the Trust to own of record or beneficially 5% or more of either fund. During 1994 the funds paid fees aggregating $200,500 to board members who were not affiliated with WAM.

     The following table sets forth the total compensation paid by the Trust during the fiscal year ended December 31, 1994 to each of the trustees of the trust. The trust has no retirement or pension plan. The officers and trustees affiliated with Wanger Asset Management, L.P. serve without any compensation from the Trust.


                                 AGGREGATE
                                COMPENSATION
NAME OF TRUSTEES               FROM ACORN/(1)/
----------------------------------------------
Irving B. Harris                   $77,500
Marshall M. Holleb                  18,000
Jerome Kahn, Jr.                    18,000
David C. Kleinman                   18,500
James H. Lorie                      17,500
Charles P. McQuaid                    -0-
Roger S. Meier                      17,500
Aldolph Meyer, Jr.                  16,000
Malcolm N. Smith                    17,500
Ralph Wanger                          -0-
----------------------------------------------
(1)Acorn is not part of a fund complex.

                        PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are discussed in the funds' prospectus under the headings "How to Buy Shares," "How to Sell Shares," and "Transaction Services." All of that information is incorporated herein by reference.

     For purposes of computing the net asset value of a share of either fund, a security traded on a securities exchange, or in an over-the-counter market in which transaction prices are reported, is valued at the last sales price at the time of valuation. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations or, if there is no ask quotation, at the most recent bid quotation. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the board of trustees. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the board of trustees.

     The funds' net asset values are determined only on days on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

     Trading in the portfolio securities of the funds may take place in various foreign markets on certain days (such as Saturday) when the funds are not open for business and do not calculate their net asset values. Conversely, trading in the funds' portfolio securities may not occur on days when the funds are open. Therefore, the calculation of net asset value does not take place contemporaneously with the determinations of the prices of many of the funds' portfolio securities and the value of the funds' portfolios may be significantly affected on days when shares of the funds may not be purchased or redeemed.

     Computation of net asset value (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable.

     Acorn has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is made in kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.

     Due to the relatively high cost of maintaining smaller accounts, Acorn reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time the shares in the account do not have a value of at least $500. An investor will be notified that the value of his account is less than that minimum and allowed at least 30 days to bring the value of the account up to at least $500 before the redemption is processed. The Agreement and Declaration of Trust also authorizes Acorn to redeem shares under certain other circumstances as may be specified by the board of trustees.

     In connection with the Switch Plan, WAM acts as a shareholder servicing agent for the Money Funds. For its services it receives a fee at the rate of 0.35% of the average annual net assets of each account in a Money Fund established through the Switch Plan, pursuant to a 12b-1 plan adopted by the Money Funds.

                           ADDITIONAL TAX INFORMATION

     Each fund intends to qualify, as it did in its last fiscal year, to be taxed as a regulated investment company under the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

     At the time of your purchase, a fund's net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by that fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as a dividend or capital gain distribution.

     Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the income dividend paid by a fund will be increased; if the result is a loss, the income dividend paid by a fund will be decreased.

     Dividends paid by ACORN INTERNATIONAL are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of that fund's income consists of dividends paid by United States corporations. A portion of the dividends paid by ACORN FUND is expected to be eligible for the dividends-received deduction. Capital gain distributions paid from either fund are never eligible for this deduction.

     Income received by the funds from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Internal Revenue Code, if more than 50% of the value of a fund's total assets at the close of its taxable year comprises securities issued by foreign corporations, that fund may file an election with the Internal Revenue Service to "pass through" to its shareholders the amount of foreign income taxes paid by that fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

     ACORN INTERNATIONAL intends to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that it will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of ACORN INTERNATIONAL, if the foreign taxes paid by the fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) ACORN INTERNATIONAL'S gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits. ACORN FUND does not expect to be able to "pass through" foreign tax credits.

                        TAXATION OF FOREIGN SHAREHOLDERS

     The Code provides that dividends from net income, which are deemed to include for this purpose each shareholder's pro rata share of foreign taxes paid by ACORN INTERNATIONAL (see discussion of "pass through" of the foreign tax credit to U.S. shareholders), will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividend in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

                             PORTFOLIO TRANSACTIONS

     Portfolio transactions of the funds are placed with those securities brokers and dealers that WAM believes will provide the best value in transaction and research services for each fund, either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

     In valuing brokerage services, WAM makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     In valuing research services, WAM makes a judgment of the usefulness of research and other information provided to WAM by a broker in managing each fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial, and political conditions and prospects, useful to WAM in advising that fund.

     The reasonableness of brokerage commissions paid by the funds in relation to transaction and research services received is evaluated by WAM's staff on an ongoing basis. The general level of brokerage charges and other aspects of each fund's portfolio transactions are reviewed periodically by the board of trustees and its committee on portfolio transactions.

     WAM is the principal source of information and advice to the funds, and is responsible for making and initiating the execution of investment decisions by the funds. However, the board of trustees recognizes that it is important for WAM, in performing its responsibilities to the funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the funds to take into account the value of the information received for use in advising the funds. The extent, if any, to which the obtaining of such information may reduce WAM's expenses in providing management services to the funds is not determinable. In addition, the board of trustees understands that other clients of WAM might benefit from the information obtained for the funds, in the same manner that the funds might benefit from information obtained by WAM in performing services to others.

     Transactions of the funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     Brokerage commissions incurred by ACORN FUND for 1994, 1993, and 1992 aggregated approximately $1,870,000, $1,922,000, and $1,615,000, respectively, not including the gross underwriting spread on securities purchased in underwritten public offerings. During 1994 ACORN FUND paid brokerage commissions aggregating approximately $906,000 in connection with portfolio transactions involving purchases and sales aggregating approximately $215 million to brokers who furnished investment research services to the fund.

     Brokerage commissions incurred by ACORN INTERNATIONAL for 1994, 1993 and 1992 aggregated approximately $3,775,000, $3,292,000, and $114,172, respectively, not including the gross underwriting spread on securities purchased in underwritten public offerings. In 1994 ACORN INTERNATIONAL paid brokerage commissions aggregating approximately $761,000 in connection with portfolio transactions involving purchases and sales aggregating approximately $161 million to brokers who furnished investment research services to the fund.

     Although investment decisions for the funds are made independently from those for other investment advisory clients of WAM, it may develop that the same investment decision is made for one or both of the funds and one or more other advisory clients. If one or both of the funds and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

                                   CUSTODIAN

     State Street Bank and Trust Company, P.O. Box 8502, Boston Massachusetts 02266-8502, is the custodian for the funds. It is responsible for holding all securities and cash of the funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the funds, and performing other administrative duties, all as directed by authorized persons of the funds. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the funds. The funds have authorized the custodian to deposit certain portfolio securities of the funds in central depository systems as permitted under federal law. The funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 audits and reports on the funds' annual financial statements, reviews certain regulatory reports and the funds' tax returns, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by the funds.

                     APPENDIX - DESCRIPTION OF BOND RATINGS

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, WAM believes that the quality of debt securities in which the funds invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

MOODY'S RATINGS

     Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa--Bonds rated Aa are judged to be high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

     A--Bonds rated A possess many favorable investmeent attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P RATINGS
     AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

     AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

     BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       32